UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - FEBRUARY 3, 2006

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                      001-31338              98-0336674
            ------                      ---------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)       Identification Number)


                            6200 Tomken Road, Unit A
                       Mississauga, Ontario Canada L5T 1X7
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (905) 696-2850
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

On February 3, 2006, Wireless Age Communications, Inc. (the "Company") announced that it intends to record a write down of the carrying value of intangible assets and/or goodwill at December 31, 2005.

After reviewing the carrying value of goodwill and certain intangible assets during the annual budgeting and strategic planning process management, with the concurrence of the audit committee and board of directors felt that an adjustment to carrying value was prudent. Despite a successful year the impairment loss is expected to create a loss larger than fiscal 2004.

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1 Press Release Titled Wireless Age Provides Fourth Quarter 2005 Shareholder Update, dated February 3, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WIRELESS AGE COMMUNICATIONS, INC.

Dated: February 6, 2006


                                            By: /s/ Gary N. Hokkanen
                                                ------------------------------
                                                Name:  Gary N. Hokkanen
                                                Title: Chief Financial Officer


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